Restricted Net Assets or Parent Company’s Condensed Financial Statements - Schedule of Condensed Balance Sheets (Unaudited) (Parentheticals) (Details) - Parent [Member] - $ / shares	Dec. 31, 2024	Dec. 31, 2023
Condensed Balance Sheet Statements, Captions [Line Items]
Ordinary shares, par value (in Dollars per share)	$ 0.0001	$ 0.0001
Ordinary shares, shares authorized	500,000,000	500,000,000
Ordinary shares, shares issued	73,438,750	12,238,750
Ordinary shares, shares outstanding	73,438,750	12,238,750